                                                                    Exhibit 25.1


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

                           --------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.


  300 EAST DELAWARE AVENUE, 8TH FLOOR
       WILMINGTON, DELAWARE                                      19801
(Address of principal executive offices)                       (Zip Code)


                                 Thomas E. Tabor
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-6184
            (Name, address and telephone number of agent for service)

                       INVERNESS MEDICAL INNOVATIONS, INC.
               (Exact name of obligor as specified in its charter)


      DELAWARE                                   04-3565120
      (State or other jurisdiction of            (I. R. S. Employer
      incorporation or organization)             Identification No.)


      51 SAWYER ROAD, SUITE 200                  02453
      WALTHAM, MA
      (Address of principal executive offices)   (Zip Code)

                           --------------------------

                3% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2016


================================================================================

                                    FORM T-1


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject.
                     Comptroller of the Currency
                     Washington, D.C.

          b)   Whether it is authorized to exercise corporate trust powers.
                     Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                     None

ITEMS 3-15. The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.


ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

          1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

          2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to
               Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

          4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

          5.   Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to
               Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

          7. Report of Condition of the Trustee as of June 30, 2007, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

          8.   Not applicable.

          9.   Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 8th day of August, 2007.


                                            U.S. BANK TRUST NATIONAL ASSOCIATION

                                            By: /s/ Jean Clarke
                                               ---------------------------------
                                            Name: Jean Clarke
                                            Title:  Assistant Vice President

EXHIBIT 7
                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                               AS OF JUNE 30, 2007

                                    ($000'S)


                                                                    6/30/2007
                                                                    ---------
ASSETS
   Cash and Balances Due From Depository Institutions                $466,229
   Fixed Assets                                                           138
   Intangible Assets                                                   82,351
   Other Assets                                                        37,138
                                                                    ---------
      TOTAL ASSETS                                                   $585,856


LIABILITIES

   Other Liabilities                                                  $22,191
                                                                    ---------
   TOTAL LIABILITIES                                                  $22,191

EQUITY
   Common and Preferred Stock                                          $1,000
   Surplus                                                            505,932
   Undivided Profits                                                   56,733
                                                                    ---------
      TOTAL EQUITY CAPITAL                                           $563,665

TOTAL LIABILITIES AND EQUITY CAPITAL                                 $585,856


------------------------------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By: /s/ Jean Clarke
   --------------------------------
   Name: Jean Clarke
   Title: Assistant Vice President

Date: August 8th, 2007